UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): April 3, 2019

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 3, 2019, the Board of Directors of Centrus Energy Corp. (the “Company”) approved and Company entered into a Second Amendment to the Section 382 Rights Agreement (the “Second Amendment”), which amends the Section 382 Rights Agreement, dated as of April 6, 2016 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. and Computershare Inc., as rights agent, as amended by the First Amendment to the Section 382 Rights Agreement dated as of February 14, 2017 (the “First Amendment”).
The Second Amendment, among other things, (i) decreases the purchase price for each one one-thousandth (1/1000th) of a share of the Company’s Series A Participating Cumulative Preferred Stock, par value $1.00 per share, from $26.00 to $18.00 and (ii) extends the Final Expiration Date (as defined in the Rights Agreement) from April 5, 2019 to April 5, 2022.
The Second Amendment was not adopted as a result of, or in response to, any effort to acquire control of the Company. The Second Amendment has been adopted in order to preserve for the Company’s stockholders the long-term value of the Company’s net operating loss carry-forwards for United States federal income tax purposes and other tax benefits.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on April 7, 2016, the First Amendment, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on January 5, 2017, and the Second Amendment, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

EXHIBIT INDEX

Exhibit	Description
4.1	Second Amendment to the Section 382 Rights Agreement, dated as of April 3, 2019, between Centrus Energy Corp., Computershare Trust Company, N.A. and Computershare Inc.
5.1	Press Release, dated April 4, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	April 4, 2019	By:	/s/ Marian K. Davis
Marian K. Davis
Senior Vice President, Chief Financial Officer and Treasurer